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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






        Date of Report (Date of Earliest Event Reported): March 20, 1997



                               REXENE CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

               1-9988                                    75-2104131
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      (Commission File Number)              (I.R.S. Employer Identification No.)

           5005 LBJ FREEWAY, DALLAS, TEXAS                        75244
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       (Address of Principal Executive Offices)                 (Zip Code)

                                 (972) 450-9000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


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

Item 6.     Resignation of Registrant's Director

            Following the meeting of the Rexene Board of Directors held on March 19, 1997, Arthur L. Goeschel resigned as a Rexene director. The stated reason for the resignation was Mr. Goeschel's opposition to the Stock Repurchase Program, which Mr. Goeschel believes was implemented for the purpose of purchasing shares held by stockholders who would support the removal of Rexene's current directors at the Special Meeting. Mr. Goeschel also expressed his opposition to borrowing funds for the purpose of financing repurchases under the program because of his personal views regarding the dangers of leverage.

            The Company strongly disagrees with Mr. Goeschel's characterization of the Stock Repurchase Program and the motivations of the Rexene directors in authorizing the program. The Rexene Board authorized the Stock Repurchase Program as a result of the requests of many of the Company's stockholders as expressed to Rexene management and directors in recent months and because the Rexene directors feel that the program compliments the Company's capital and improvement programs and will build stockholder value. The first part of the program, which is limited to purchases of up to $35 million, will be conducted as an open market purchase program in accordance with rules and regulations promulgated by the SEC. The program will not discriminate among stockholders and will be open to all stockholders who desire to sell their shares at current market prices. In fact, the Stock Repurchase Program will have the effect of reducing the number of affirmative votes that the Wyser-Pratte Group will need to obtain at the Special Meeting to be successful in removing Rexene's current directors. In addition, at current market prices, the program should make Rexene a more attractive acquisition candidate for an acquiror intending to pay $16 per share. Further, as designed by the Board, the majority of repurchases pursuant to the program will be made only if stockholders approve the Stock Repurchase Proposal at the Special Meeting and, accordingly, could not possibly have any impact on the vote at the Special Meeting. The Company's financial advisors expressed to the Board their view that the financing of the program would not negatively impact the financial condition of the Company, a view which Mr. Goeschel agreed with when discussed by the Board and its advisors.


Item 7.     Financial Statements and Exhibits

            None.

                                   SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               REXENE CORPORATION



Date:  March 26, 1997               By: /s/ Bernard J. McNamee
                                       --------------------------
                                       Bernard J. McNamee,
                                       Executive Vice President,
                                       Secretary and General Counsel





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